Exhibit 10.4
REGISTRATION RIGHTS AGREEMENT
          This REGISTRATION RIGHTS AGREEMENT, dated May ___, 2006 (this “Agreement”), between QUINTANA MARITIME LIMITED, a Marshall Islands corporation (the “Company”), Dahlman Rose & Co., LLC and Fortis Securities LLC (the “Placement Agents”) on behalf of the investors (the “Investors”), under those certain subscription agreements between the Company and the Investors (the “Subscription Agreements”). In order to induce the Investors to enter into the Subscription Agreements, the Company has agreed to provide the registration rights set forth in this Agreement.
          Section 1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Subscription Agreement. As used in this Agreement, the following terms shall have the following meanings:
          “Affiliate” means with respect to any specified person, an “affiliate,” as defined in Rule 144(a)(1), of such person.
          “Amendment Effectiveness Deadline Date” has the meaning set forth in Section 2(d)(i) hereof.
          “Authorized Agent” has the meaning set forth in Section 9(k) hereof.
          “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.
          “Class A Warrant” means those warrants issued by the Company with a three (3) year term and exercisable for one share of Common Stock at an exercise price of $8.00 per share of Common Stock.
          “Closing Date” means the date hereof.
          “Common Stock” means the shares of common stock, $.01 par value, of the Company, and any other securities as may constitute “Common Stock” for purposes of the Statement of Designations, including the Underlying Common Stock.
          “Damages Accrual Period” has the meaning set forth in Section 2(e) hereof.
          “Damages Payment Date” means each February 28, May 30, August 31 and November 30.
          “Deferral Notice” has the meaning set forth in Section 3(i) hereof.
          “Deferral Period” has the meaning set forth in Section 3(i) hereof.
          “Dividend Payment Date” has the meaning assigned to such term in the Statement of Designations.

          “Effectiveness Deadline Date” means the date that is one hundred twenty (120) days after the Closing Date; provided, that, if (a) the SEC reviews and has written comments to the filed Registration Statement, (b) the Company responds to such written comments within the earlier of (i) thirty (30) days after receipt thereof and (ii) the date that is one hundred twenty (120) days after the Closing Date and (c) the Registration Statement is not declared effective by the SEC by the date that is one hundred twenty (120) days after the Closing Date, then the Effectiveness Deadline Date shall be the date that is one hundred eighty (180) days after the Closing Date.
          “Effectiveness Period” means the period commencing on the date the Registration Statement is declared effective by the SEC and ending on the date that all Registrable Securities have ceased to be Registrable Securities.
          “Filing Deadline Date” has the meaning set forth in Section 2(a) hereof.
          “Holder” means a holder of shares of Preferred Stock or Underlying Common Stock.
          “Liquidated Damages” has the meaning set forth in Section 2(e) hereof.
          “Liquidation Preference” means a liquidation preference in the amount of $93.75 per share of Preferred Stock plus declared and unpaid dividends payable to the holders of shares of Preferred Stock in the event of the Company’s voluntary or involuntary liquidation, winding up or dissolution.
          “Losses” has the meaning set forth in Section 6(d) hereof.
          “Material Event” has the meaning set forth in Section 3(i) hereof.
          “Memorandum” has the meaning set forth in the Subscription Agreement.
          “New York Court” has the meaning set forth in Section 9(k) hereof.
          “Notice Holder” means, on any date, any Holder that has delivered a completed and signed Notice and Questionnaire to the Company on or prior to such date.
          “Notice and Questionnaire” means a written notice delivered to the Company containing substantially the information called for by the notice and questionnaire attached as Annex II to the Subscription Agreement.
          “Preferred Stock” means the 12% Mandatorily Convertible Preferred Stock, liquidation preference $93.75 per share, of the Company that has the rights, powers and preferences set forth in the Statement of Designations.
          “Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the 1933 Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.
          “Record Date” has the meaning assigned to such term in the Statement of Designations.
          “Record Holder” means (i) with respect to any Damages Payment Date relating to any Preferred Stock as to which any such Liquidated Damages have accumulated, the holder of record of such share of Preferred Stock on the Record Date with respect to the Dividend Payment Date on which such Damages Payment Date shall occur and (ii) with respect to any Damages Payment Date relating to the Underlying Common Stock as to which any such Liquidated Damages have accrued, the registered holder of such Underlying Common Stock on the Record Date immediately preceding the relevant Damages Payment Date.
          “Registrable Securities ” means the Units, the shares of Preferred Stock until any such share of Preferred Stock has been converted into the Underlying Common Stock, the Class A Warrants until any such Warrant has been exercised for the Underlying Common Stock and, at all times subsequent to any such conversion or exercise, as the case may be, the Class A Warrants, the Underlying Common Stock and any securities into or for which such Underlying Common Stock has been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split, reclassification or similar event until, in the case of any such security, (A) the earliest of (i) its effective registration under the 1933 Act and resale in accordance with the Registration Statement covering it, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) to a sale by a non-Affiliate of the Company or (iii) its sale to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the 1933 Act, and (B) as a result of the event or circumstance described in any of the foregoing clauses (A)(i) through (iii), the legend with respect to transfer restrictions therein is removed or removable in accordance with the terms of such legend.
          “Registration Default” has the meaning set forth in Section 2(e) hereof.
          “Registration Expenses” has the meaning set forth in Section 5 hereof.
          “Registration Statement” means any appropriate registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.
          “Restricted Securities” means “Restricted Securities” as defined in Rule 144.
          “Rule 144” means Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or any successor or similar rule or regulation hereafter adopted by the SEC.
          “Rule 144A” means Rule 144A under the 1933 Act, as such Rule may be amended from time to time, or any successor or similar rule or regulation hereafter adopted by the SEC.

          “Registration Statement” has the meaning set forth in Section 2(a) hereof.
          “SEC” means the Securities and Exchange Commission.
          “Special Counsel” means a nationally recognized law firm experienced in securities law matters designated by the Company, with the written consent of the Placement Agents (which shall not be unreasonably withheld), the reasonable fees and expenses of which will be paid by the Company pursuant to Section 5 hereof, or one such other successor counsel as shall be specified by the Holders of a majority of the Registrable Securities.
          “Statement of Designations” means the Statement of Designations, dated as of May ___, 2006 setting forth the preferences and rights, qualifications, limitations and restrictions of the Preferred Stock.
          “Subsequent Registration Statement” has the meaning set forth in Section 2(b) hereof.
          “Transfer Agent” means Computershare Investor Services LLC, the Transfer Agent for the Preferred Stock or any successor Transfer Agent pursuant to the terms of the Statement of Designations.
          “Underlying Common Stock” means the Common Stock into which the Preferred Stock is convertible or that is issued upon any such conversion and the Common Stock issuable upon exercise of the Class A Warrants.
          “Units” means one (1) share of Preferred Stock and four (4) Warrants.
          “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.
          “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
          Section 2. Registration.
          (a) The Company shall prepare and file or cause to be prepared and filed with the SEC, by the date (the “Filing Deadline Date”) sixty (60) days after the Closing Date, a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the 1933 Act (a “Registration Statement”) registering the resale from time to time by Holders thereof of all of the Registrable Securities. The Registration Statement shall be on Form S-1, S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the 1933 Act as promptly as is practicable but in any event by the Effectiveness Deadline Date, and, to keep the Registration Statement (or any Subsequent Registration Statement) continuously effective under the 1933 Act until the expiration of the Effectiveness Period. At the time the Registration Statement is declared effective, each Holder that became a Notice Holder on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling security holder in the Registration

Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law. None of the Company’s security holders (other than the Holders of Registrable Securities) shall have the right to include any of the Company’s securities in the Registration Statement.
          (b) If the Registration Statement or any Subsequent Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a “Subsequent Registration Statement”). If a Subsequent Registration Statement is filed, the Company shall use its commercially reasonable efforts to cause the Subsequent Registration Statement to become effective as promptly as is practicable after such filing and to keep such Registration Statement (or Subsequent Registration Statement) continuously effective until the end of the Effectiveness Period.
          (c) The Company shall supplement and amend the Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement, if required by the 1933 Act or as necessary to name a Notice Holder as a selling security holder pursuant to Section 2(d) below.
          (d) At the time the Registration Statement is declared to be effective, each Holder that became a Notice Holder on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling security holder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law, subject to the terms and conditions hereof. Following the date that the Registration Statement is declared effective, each Holder that is not a Notice Holder wishing to sell Registrable Securities pursuant to the Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least five (5) Business Days prior to any intended distribution by it of Registrable Securities under the Registration Statement. From and after the date the Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered, and in any event upon the later of (x) five (5) Business Days after such date or (y) five (5) Business Days after the expiration of any Deferral Period in effect when the Notice and Questionnaire is delivered or put into effect within five (5) Business Days of such delivery date:
               (i) if required by applicable law, file with the SEC a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file with the SEC any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the 1933 Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date”) that is thirty (30) days after the date such post-effective amendment is required by this clause to be filed;
               (ii) provide such Holder copies of any documents filed pursuant to Section 2(d)(i); and
               (iii) notify such Holder as promptly as practicable after the effectiveness under the 1933 Act of any post-effective amendment filed pursuant to Section 2(d)(i);
provided that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with this Section 2(d) and Section 3(i) of this Agreement. Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling security holder in any Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to ten (10) Business Days from the expiration of a Deferral Period (and the Company shall incur no obligation to pay Liquidated Damages during such extension) if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date.
          (e) Each event described in any of the following clauses (i) through (iv) is individually referred to herein as a “Registration Default”:
               (i) the Registration Statement has not been filed on or prior to the Filing Deadline Date;
               (ii) the Registration Statement has not been declared effective under the 1933 Act on or prior to the Effectiveness Deadline Date;
               (iii) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(i) hereof; or
               (iv) the number of Deferral Periods in any period exceeds the number permitted in respect of such period pursuant to Section 3(i) hereof.
For purposes of this Agreement, each Registration Default set forth above shall begin on the dates set forth in the table set forth below and shall continue until the ending dates set forth in the table below:

Type of
Registration
Default by
Clause	Beginning Date	Ending Date
(i)	Filing Deadline Date	the date the Registration Statement is filed

(ii)	Effectiveness Deadline Date	the date the Registration Statement becomes effective under the 1933 Act

(iii)	the date on which the aggregate duration of Deferral Periods in any period exceeds the number of days permitted by Section 3(i)	termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods to exceed the number of days permitted pursuant to Section 3(i)

(iv)	the date of commencement of a Deferral Period that causes the number of Deferral Periods to exceed the number permitted by Section 3(i)	termination of the Deferral Period that caused the number of Deferral Periods to exceed the number permitted
Commencing on (and including) any date that a Registration Default has begun and ending on (but excluding) the next date on which there are no Registration Defaults that have occurred and are continuing (a “Damages Accrual Period”), the Company shall pay, as liquidated damages and not as a penalty, to Record Holders of Registrable Securities an amount (the “Liquidated Damages”) accruing, for each day in the Damages Accrual Period, (i) in respect of any share of Preferred Stock, at a rate equal to 0.25% per annum of the $93.75 liquidation amount of the Preferred Stock for the first 60-day period following a Registration Default, and thereafter equal to 0.50% per annum of the $93.75 liquidation amount of the Preferred Stock, in each case to but excluding the date on which all Registration Defaults have been cured, and (ii) if the Preferred Stock has been converted into shares of Common Stock, in respect of any share of Common Stock issued in the conversion, at a rate per annum equal to the applicable above-referenced calculated rate or rates for the applicable above referenced period or periods divided by a number equal to the number of shares of Common Stock into which each share of Preferred Stock was converted pursuant to the conversion. In calculating the Liquidated Damages on any date on which no Preferred Stock is outstanding, the Liquidation Preference and the Liquidated Damages shall be calculated as if the Preferred Stock were still outstanding. Notwithstanding the foregoing, no Liquidated Damages shall cumulate as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) expiration of the Effectiveness Period. The rate of accumulation of the Liquidated Damages with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Registration Defaults. Notwithstanding the foregoing, no Liquidated Damages shall be payable to any Holder that does not fulfill its obligations under Section 4 hereof.
The Liquidated Damages shall cumulate from the first day of the applicable Damages Accrual Period, and shall be payable in cash on each Damages Payment Date during the Damages Accrual Period to the Record Holder of the Registrable Securities on the Record Date immediately preceding the applicable Damages Payment Date (and on the Damages Payment Date next succeeding the end of the Damages Accrual Period if the Damages Accrual Period

does not end on a Damages Payment Date) to the Record Holders of the Registrable Securities as of the date that such Damages Accrual Period ends; provided, that, in the case of a Registration Default of the type described in clause (iii) or (iv) of the first paragraph of this Section 2(e), such Liquidated Damages shall be paid only to the Holders entitled thereto pursuant to such first paragraph by check mailed to the address set forth in the Notice and Questionnaire delivered by such Holder. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which Liquidated Damages are expressly provided shall be such Liquidated Damages.
All of the Company’s obligations set forth in this Section 2(e) that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 9(j)).
The parties hereto agree that the Liquidated Damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of the Registration Statement to be filed or declared effective or available for effecting resale’s of Registrable Securities in accordance with the provisions hereof.
          Section 3. Registration Procedures. In connection with the registration obligations of the Company under Section 2 hereof, the Company shall:
          (a) Prepare and file with the SEC a Registration Statement on any appropriate form under the 1933 Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective as provided herein; provided that before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Placement Agents and the Special Counsel of such offering, if any, copies of all such documents proposed to be filed and use its commercially reasonable efforts to reflect in each such document when so filed with the SEC such comments as the Placement Agents or the Special Counsel, if any, reasonably shall propose within five (5) Business Days of the delivery of such copies to the Placement Agents and the Special Counsel.
          (b) Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(a); cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the 1933 Act; and use its commercially reasonable efforts to comply with the provisions of the 1933 Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.
          (c) As promptly as practicable give notice to the Notice Holders, the Placement Agents and the Special Counsel, (i) when any Prospectus, prospectus supplement,

Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any request, following the effectiveness of the Registration Statement under the 1933 Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of a Material Event, (vi) of a pending proceeding against the Company under Section 8A of the 1933 Act in connection with the offering of the Registrable Securities and (vii) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(i)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(i) shall apply.
          (d) Use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide immediate notice to each Notice Holder and the Placement Agents of the withdrawal of any such order.
          (e) If reasonably requested by the Placement Agents or any Notice Holder, as promptly as practicable incorporate in a prospectus supplement or post-effective amendment to a Registration Statement such information as the Placement Agents and the Special Counsel, or such Notice Holder shall on the basis of an opinion of nationally-recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such prospectus supplement or post-effective amendment.
          (f) As promptly as practicable furnish to each Notice Holder, the Special Counsel and the Placement Agents, without charge, at least one (1) conformed copy of the Registration Statement and any amendment thereto, including exhibits and all documents incorporated or deemed to be incorporated therein by reference.
          (g) During the Effectiveness Period, deliver to each Notice Holder, the Special Counsel, if any, and the Placement Agents, in connection with any sale of Registrable Securities pursuant to the Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

          (h) Prior to any public offering of the Registrable Securities pursuant to the Registration Statement, use its commercially reasonable efforts to register or qualify or cooperate with the Notice Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to the Registration Statement, use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the Registration Statement and the related Prospectus; provided that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.
          (i) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings with respect to the Registration Statement under Section 8(d) or 8(e) of the 1933 Act, (B) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which the Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company based on consultation with its United States securities counsel, makes it appropriate to suspend the availability of the Registration Statement and the related Prospectus for a period of time:
               (i) in the case of clause (B) above, subject to clause (ii) below, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to the Registration Statement, subject to the next sentence, use its commercially reasonable efforts to cause it to be declared effective as promptly as is practicable, and

               (ii) give notice to the Notice Holders, and the Special Counsel, if any, that the availability of the Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.
The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the reasonable judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as in the reasonable discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 3(i) to suspend the availability of the Registration Statement or any Prospectus, without incurring or accruing any obligation to pay Liquidated Damages pursuant to Section 2(e), no more than one (1) time in any three month period or three (3) times in any twelve month period, and any such period during which the availability of the Registration Statement and any Prospectus is suspended (the “Deferral Period”) shall, without incurring any obligation to pay Liquidated Damages pursuant to Section 2(e), not to exceed sixty (60) days in any three hundred sixty (360) day period.
          (j) If requested in writing in connection with a disposition of Registrable Securities pursuant to the Registration Statement, make reasonably available for inspection during normal business hours by a representative for the Notice Holders of a majority in principal amount of such Registrable Securities, any broker-dealers, attorneys and accountants retained by such Notice Holders, and any attorneys or other agents retained by a broker-dealer engaged by such Notice Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Notice Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar “Due Diligence” examinations; provided that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of the Registration Statement or the use of any prospectus referred to in this Agreement) or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person, and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders and the other parties entitled thereto by Special Counsel.
          (k) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder (or any similar rule promulgated under the 1933 Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of the Registration Statement, which statements shall be made available no later than forty-five (45) days after the end of the twelve-month period or seventy-five (75) days if the twelve month period coincides with a fiscal year of the Company.
          (l) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations as are permitted by the Statement of Designations and registered in such names as such Notice Holder may request in writing at least one (1) Business Day prior to any sale of such Registrable Securities.
          (m) Provide a CUSIP number for all Registrable Securities covered by the Registration Statement not later than the effective date of such Registration Statement and provide the Transfer Agent and the transfer agent for the Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.
          (n) Upon (i) the filing of the Registration Statement and (ii) the effectiveness of the Registration Statement, announce the same, in each case by release to Reuters Economic Services or Bloomberg Business News or other reasonable means of distribution.
          (o) Make such representations and warranties to the Holders of Registrable Securities and the underwriters in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters, including, but not limited to, those set forth in the Subscription Agreement.
          (p) Obtain opinions of counsel to the Company and its subsidiaries and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters.
          (q) Obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Registrable Securities registered under the Registration Statement and the underwriters, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings.
          (r) Deliver such documents and certificates as may be reasonably requested by the Holders or the managing underwriters, if any, including those to evidence compliance with Section 3(l) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.
          (s) Use its reasonable commercial efforts to quote the Underlying Common Stock on the NASDAQ National Market.
          (t) File electronically on EDGAR the Registration Statement and any amendments or supplements thereto.
Notwithstanding the foregoing, the actions set forth in Sections 3(o), (p), (q) and (r) shall only be performed in connection with an underwritten offering and only if requested by the underwriters thereof.
          Section 4. Holder’s Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to the Registration Statement or to receive a Prospectus relating thereto, or to receive Liquidated Damages, if any, of the type described in clauses (iii) or (iv) of the second paragraph of Section 2(e) in respect of the Registrable Securities unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire and under Item 507 of Regulation S-K under the 1993 Act). Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed under Item 507 of Regulation S-K under the 1933 Act and any other material information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact provided by such Holder and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.
          Section 5. Registration Expenses. The Company shall bear all fees and expenses incurred directly or indirectly in connection with the performance by the Company of its obligations under this Agreement (the “Registration Expenses”) whether or not the Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses) with the SEC and otherwise relating to compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the Special Counsel in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Notice Holders of a majority of the Registrable Securities being sold pursuant to the Registration Statement may designate), (ii) printing expenses (including, without limitation, expenses of printing any Registration Statement, Prospectus and any supplement or amendment thereto and certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Registration Statement or Prospectus or any supplement or amendment thereto delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Company and the Special Counsel in connection with the Registration Statement (provided that the Company shall not be liable for the fees and expenses of more than one separate firm for all Holders participating in any transaction hereunder), (v) reasonable fees and disbursements of the Transfer Agent and of the registrar and transfer agent for the Common Stock, (vi) 1933 Act liability insurance obtained by the Company in its sole discretion and (vii) fees and disbursements of all independent certified public accountants (including the expenses of any annual audit and “cold comfort” letters required by or incident to such performance). In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company.
          Section 6. Indemnification.
          (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities or transferee of such Holder covered by the Registration Statement, the directors, officers, employees, Affiliates and agents of each such Holder or transferee of such Holder and each person who controls any such Holder, transferee of such Holder within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, in each case at the time such became effective under the 1933 Act, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein (in the case of any Holder of Registrable Securities, such written information shall be limited to the information relating to such Holder and the number of securities of such Holder provided by such Holder for use in the Registration Statement and Prospectus). This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

          The Company also agrees to indemnify as provided in this Section 6(a) or contribute as provided in Section 6(d) hereof to Losses of each underwriter, if any, of Registrable Securities registered under the Registration Statement, its directors, officers, employees, Affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the selling Holders or transferees of such Holders provided in this paragraph (a) and shall, if requested by any Holder or transferee of such Holder, enter into an underwriting agreement reflecting such agreement.
          (b) Indemnification by Holders or transferees. Each Holder of securities covered by the Registration Statement or transferee of such Holders (including the Placement Agents that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity (in the case of any Holder of Registrable Securities, such written information shall be limited to the information relating to such Holder and the number of securities of such Holder provided by such Holder for use in the Registration Statement and Prospectus) from the Company to each such Holder or transferee, but only with reference to written information relating to such Holder or transferee furnished to the Company by or on behalf of such Holder or transferee of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be acknowledged by each Notice Holder that is not the Placement Agents in such Notice Holder’s Notice and Questionnaire and shall be in addition to any liability that any such Notice Holder may otherwise have. Any indemnity or contribution by a Holder of Registrable Securities shall be limited to the net proceeds received by such Holder from the sale of Registrable Securities.
          (c) Conduct of Indemnification Proceedings. Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6(a) or 6(b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related but the omission to so notify such indemnifying party of any such action, suit or proceeding shall only relieve it from liability to the extent that it was prejudiced by the failure to give such notice and shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section 6. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ separate counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of one separate counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.
          (d) Contribution. In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, provided, however, that in no case shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the initial placement and sale of (before deducting expenses) as set forth in the Memorandum. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls a Holder within the meaning of either the 1933 Act or the 1934 Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the 1933 Act or the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).
          (e) Continuing Effect. The provisions of this Section 6 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified persons referred to in this Section 6, and shall survive the sale by a Holder of Registrable Securities covered by the Registration Statement.
          Section 7. Information Requirements. The Company covenants that, if at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the 1934 Act, it will cooperate with any Holder and take such further reasonable action as any Holder may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the 1933 Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company’s most recent report filed pursuant to Section 13 or Section 15(d) of 1934 Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities (other than the Registrable Securities) under any section of the 1934 Act.
          Section 8. Underwritten Registrations
          (a) The Registrable Securities may be sold in an underwritten offering only with the consent of the Company, and, in such event, the managing underwriters shall be one or more of the underwriters for the Company’s initial public offering selected by the Company.
          (b) No person may participate in any underwritten offering pursuant to the Registration Statement unless such person (i) agrees to sell such person’s Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
          Section 9. Miscellaneous.
          (a) No Conflicting Agreements. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company’s securities under any other agreements.
          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the then outstanding Underlying Common Stock constituting Registrable Securities (with Holders of Preferred Stock deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Underlying Common Stock into which such Preferred Stock is or would be convertible as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 9(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.
          (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:
               (i) if to the Company, at its address set forth in the Subscription Agreement; and
               (ii) if to the Placement Agents, at the address set forth in the Subscription Agreement.
          (d) Successors and Assigns. Any person who purchases any Registrable Securities from the Placement Agents shall be deemed, for purposes of this Agreement, to be an assignee of the Placement Agents. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.
          (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.
          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          (h) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.
          (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Subscription Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement. In no event will such methods of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.
          (j) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, 5 or 6 hereof and the obligations to make payments of and provide for Liquidated Damages under Section 2(e) hereof to the extent such damages cumulate prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with its terms.
          (k) Submission to Jurisdiction. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a “New York Court”), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed Seward & Kissell LLP, New York, New York, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by the Placement Agents or by any person who controls the Placement Agents, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

QUINTANA MARITIME LIMITED

By:	/s/ Stamatis Molaris
Name: Stamatis Molaris
Title: Chief Executive Officer and President

Confirmed and accepted as of the date first above written:

DAHLMAN ROSE & CO., LLC

By:	/s/ Ernest Dahlman
Name: Ernest Dahlman
Title: President

FORTIS SECURITIES, LLC

By:	/s/ John Riggs
Name: John Riggs
Title: Treasurer

By:	/s/ Douglas Kleinberg
Name: Douglas Kleinberg
Title: Executive Director